UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 23, 2020

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Ascena Retail Group, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend the Current Report on Form 8-K filed on July 23, 2020 (the “Original Form 8-K”) for the sole purpose of filing (i) the Restructuring Support Agreement, dated July 23, 2020 (together with all exhibits and schedules thereto, the “RSA” or the “Restructuring Support Agreement”), by and among the Company and certain of its subsidiaries and members of an ad hoc group of lenders (the “Consenting Stakeholders”) under the Term Credit Agreement, dated as of August 21, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Prepetition Term Credit Agreement”), among the Company, AnnTaylor Retail, Inc., the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, (ii) the Conditional Assignment Agreement, dated July 23, 2020 (the “Conditional Assignment Agreement”), by and among AnnTaylor Loft GP Lux S.à r.l. and AnnTaylor Loft Borrower Lux SCS, each of which are wholly owned indirect subsidiaries of the Company, and Alter Domus (US) LLC, in its capacity as incremental collateral agent, on behalf of the Consenting Stakeholders and each of the other secured parties under the Prepetition Term Credit Agreement, and (iii) the backstop commitment letter, dated July 23, 2020 (together with all exhibits and schedules thereto, the “Backstop Commitment Letter”), by and among Company and certain of the Consenting Stakeholders or their affiliates. The RSA, the Conditional Assignment Agreement and the Backstop Commitment Letter are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. All other information in the Original Form 8-K is unchanged.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Restructuring Support Agreement.
10.2*	Conditional Assignment Agreement.
10.3*	Backstop Commitment Letter (included in Exhibit 10.1).

*       Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

(Registrant)

Date: July 23, 2020

By:	/s/ Dan Lamadrid
Dan Lamadrid
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)